                                                                EXHIBIT 10.12(J)

                                                                  EXECUTION COPY

================================================================================



                 SERIES C CONVERTIBLE PREFERRED STOCK ISSUANCE
                          AND RESTRUCTURING AGREEMENT

                                  dated as of

                                April 12, 2002

                                 by and among

                            PLANVISTA CORPORATION,

              THE "LENDERS" LISTED ON THE SIGNATURE PAGES HERETO,

                                      and

                     WACHOVIA BANK, NATIONAL ASSOCIATION.
                            as Administrative Agent

================================================================================

                               TABLE OF CONTENTS

                                                                         Page

                                   ARTICLE I
                                  DEFINITIONS
Section 1.1  Defined Terms................................................  2
Section 1.2  Miscellaneous................................................  6

                                   ARTICLE II
             ISSUANCE OF SERIES C PREFERRED STOCK AND RESTRUCTURING

Section 2.1  Authorization of Shares......................................  7
Section 2.2  Issuance of Series C Preferred Stock.........................  7
Section 2.3  Credit Agreement.............................................  7

                                  ARTICLE III
                               CLOSING, DELIVERY

Section 3.1  The Closing.................................................   7
Section 3.2  Delivery....................................................   7

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 4.1  Corporate Existence and Power...............................   8
Section 4.2  Subsidiaries................................................   8
Section 4.3  Capitalization; Voting Rights...............................   8
Section 4.4  Authorization; Binding Obligations..........................  10
Section 4.5  SEC Reports; Financial Statements...........................  10
Section 4.6  Offering Valid..............................................  11
Section 4.7  Certain Agreements or Obligations...........................  11
Section 4.8  Compliance with Law; Governmental Approvals.................  12
Section 4.9  Tax Returns and Payments....................................  12
Section 4.10  Franchises, Intellectual Property and Computer Equipment...  13
Section 4.11  Environmental Matters......................................  13
Section 4.12  ERISA......................................................  13
Section 4.13  Government Regulation......................................  14
Section 4.14  Material Contracts.........................................  14
Section 4.15  Employee Relations.........................................  14
Section 4.16  Burdensome Provisions......................................  14
Section 4.17  No Material Adverse Change; No Restricted Payment..........  14
Section 4.18  Titles to Properties; Real Property........................  15
Section 4.19  Liens......................................................  15
Section 4.20  Indebtedness and Guaranty Obligations......................  16
Section 4.21  Litigation.................................................  16
Section 4.22  Absence of Defaults........................................  16

                               TABLE OF CONTENTS
                                  (continued)


                                                                          Page
Section 4.23  No Broker..................................................  16
Section 4.24  Inactive Subsidiaries......................................  16
Section 4.25  Restructured Notes.........................................  16
Section 4.26  Accuracy and Completeness of Information...................  17
Section 4.27  Survival of Representations and Warranties, etc............  17

                                   ARTICLE V
                REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

Section 5.1  Requisite Power and Authority...............................  17
Section 5.2  Investment Representations..................................  18
Section 5.3  Litigation..................................................  18
Section 5.4  No Broker...................................................  18

                                   ARTICLE VI
                   COVENANTS OF THE COMPANY AND THE INVESTORS

Section 6.1  Efforts.....................................................  18
Section 6.2  Reservation of Shares.......................................  18
Section 6.3  Regulatory and Other Authorizations; Notices and Consents...  19
Section 6.4  NYSE Listing................................................  19
Section 6.5  Appointment of Directors....................................  19
Section 6.6  Adjustment of Conversion Price..............................  19

                                  ARTICLE VII
                             CONDITIONS TO CLOSING

Section 7.1  Conditions to Obligations of the Investors..................  19
Section 7.2  Conditions to Obligations of the Company....................  21

                                  ARTICLE VIII
                                INDEMNIFICATION

Section 8.1  Survival of Representations and Warranties..................  22
Section 8.2  Indemnification.............................................  22
Section 8.3  Non-Exclusive Remedy........................................  23
Section 8.4  Certain Limitations.........................................  23

                                   ARTICLE IX
                                 MISCELLANEOUS

Section 9.1  Expenses....................................................  23
Section 9.2  No Guarantee of Indebtedness................................  23
Section 9.3  Notices.....................................................  24

                                TABLE OF CONTENTS
                                   (continued)

                                                                         Page
Section 9.4  No Waiver, Remedies Cumulative..............................  24
Section 9.5  Delays or Omissions.........................................  24
Section 9.6  Counterparts................................................  24
Section 9.7  Headings Descriptive........................................  24
Section 9.8  Entire Agreement; Supersedes Prior Agreement................  25
Section 9.9  Severability................................................  25
Section 9.10  Amendment or Waiver........................................  25
Section 9.11  Governing Law and Jurisdiction.............................  25
Section 9.12  Successors and Assigns.....................................  25

EXHIBITS
Exhibit A    -   Series C Certificate of Designation
Exhibit B    -   Amended and Restated Certificate of Incorporation
Exhibit C    -   Stockholders Agreement
Exhibit D    -   Bylaws
Exhibit E    -   Legal Opinions of Fowler White and McGuire Woods

SCHEDULES

Schedule 2.2     -   Issuance of Series C Preferred Stock
Schedule 4.2(a)  -   Subsidiaries
Schedule 4.2(b)  -   Investments
Schedule 4.3(c)  -   Equity Securities; Repurchase Obligations, Price
                     Adjustments
Schedule 4.7(a)  -   Certain Related Party Agreements
Schedule 4.7(b)  -   Indebtedness and Guarantee to and Contracts with Related
                     Parties
Schedule 4.8     -   Required Consents and Government Approvals
Schedule 4.12    -   ERISA matters
Schedule 4.14    -   Material Contracts
Schedule 4.15    -   Employee Matters
Schedule 4.18    -   Real Property Matters
Schedule 4.19    -   Liens
Schedule 4.20    -   Indebtedness and Guarantees
Schedule 4.21    -   Litigation
Schedule 4.23    -   No Broker

                             PLANVISTA CORPORATION

                 SERIES C CONVERTIBLE PREFERRED STOCK ISSUANCE
                          AND RESTRUCTURING AGREEMENT

          SERIES C CONVERTIBLE PREFERRED STOCK ISSUANCE AND RESTRUCTURING AGREEMENT (this "Agreement"), dated as of April 12, 2002, among PLANVISTA CORPORATION (f/k/a HealthPlan Services Corporation), a Delaware corporation (the "Company"), the "LENDERS" LISTED ON THE SIGNATURE PAGES HERETO (individually referred to herein as a "Lender", collectively, the "Lenders") and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for and as representative on behalf of the Lenders (in such capacity, the "Administrative Agent").

                                R E C I T A L S
                                - - - - - - - -

          WHEREAS, the Company has agreed on the terms set forth below to issue to the Lenders (each Lender, in its capacity as a purchaser hereunder, an "Investor," and collectively in such capacity, the "Investors") 29,000 shares of Series C Convertible Preferred Stock, par value $0.01 per share (the "Series C Preferred Stock") in consideration for and in satisfaction of indebtedness in the amount of $29,000,000 currently owing to the Lenders by the Company under the Existing Credit Agreement (as defined below);

          WHEREAS, simultaneously and in connection with the issuance of such shares of Series C Preferred Stock, the Lenders have agreed to amend and restate the terms of the existing Second Amended and Restated Credit Agreement dated as of June 8, 2000 between the Company, the Lenders and the Administrative Agent (as amended through the date hereof and as such agreement or any provision thereof may have otherwise been amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the "Existing Credit Agreement");

          WHEREAS, the Company desires that the Lenders and the Administrative Agent enter into the Third Amended and Restated Credit Agreement of even date herewith (as amended, restated, supplemented or modified from time to time in accordance with the terms thereof, the "Credit Agreement") among the Company, PlanVista Solutions, Inc. (f/k/a National Preferred Provider Network, Inc.), a New York corporation and wholly-owned subsidiary of the Company ("PVSI") (PVSI and the Company being collectively referred to hereinafter as the "Borrowers" and sometimes individually as a "Borrower"), the Lenders and the Administrative Agent;

          WHEREAS, the execution and delivery of this Agreement is a condition precedent to the Lenders' obligation to make Loans (as defined in the Credit Agreement).

          NOW, THEREFORE, for good and valuable consideration, the receipt of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

          Section 1.1  Defined Terms.  All capitalized terms used herein and not
                       -------------
otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement. For purposes of this Agreement, the following terms shall have the meanings herein specified unless the context requires otherwise. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular.

          "Administrative Agent" means Wachovia Bank, National Association, in
           --------------------
its capacity as Administrative Agent for and as representative on behalf of the Lenders, and any successor thereto appointed pursuant to the Credit Agreement.

          "Agreement" means this Agreement, as the same may be from time to time
           ---------
further modified, amended, amended and restated and/or supplemented together with all Exhibits and Schedules attached hereto or expressly incorporated herein by reference.

          "Applicable Law" means all applicable provisions of constitutions,
           --------------
laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of all Governmental Authorities and all orders and decrees of all courts and arbitrators.

          "Board" means the Board of Directors of the Company.
           -----

          "Borrower" has the meaning provided in the Recitals to this Agreement.
           --------

          "Business Day" means for all purposes any day other than a Saturday,
           ------------
Sunday or legal holiday on which banks in Charlotte, North Carolina or New York, New York, are open for the conduct of their commercial banking business.

          "Bylaws" has the meaning provided in Section 4.1.
           ------                              -----------

          "Certificate of Designation" has the meaning provided in Section 2.1.
           --------------------------                              -----------

          "Closing" has the meaning provided in Section 3.1.
           -------                              -----------

          "Closing Date" has the meaning provided in Section 3.1.
           ------------                              -----------

          "Code" means the Internal Revenue Code of 1986, and the rules and
           ----
regulations thereunder, each as amended, supplemented or otherwise modified.

          "Common Stock" has the meaning provided in Section 4.3.
           ------------                              -----------

          "Company" has the meaning provided in the Preamble to this Agreement.
           -------

          "Company Indemnitees" has the meaning provided in Section 8.2(b).
           -------------------                              --------------

          "Company Indemnitor" has the meaning provided in Section 8.2(b).
           ------------------                              --------------

          "control" (including the terms "controlled by" and "under common
           -------
control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

          "Conversion Shares" has the meaning provided in Section 2.1.
           -----------------                              -----------

          "Credit Agreement" has the meaning provided in the Recitals to this
           ----------------
Agreement.

          "Damages" has the meaning provided in Section 8.2.
           -------                              -----------

          "Employee Benefit Plan" has the meaning assigned to such term in the
           ---------------------
Credit Agreement.

          "Encumbrance" means any security interest, pledge, mortgage, lien
           -----------
(statutory or other), charge, option to purchase, lease or otherwise acquire any interest or any claim, restriction, covenant, title defect, hypothecation, assignment, deposit arrangement or other encumbrance of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement).

          "Environmental Laws" means any and all federal, state and local laws,
           ------------------
statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

          "Equity Securities" of a Person means any capital stock or other
           -----------------
equity interest, or other securities convertible into or exercisable or exchangeable for capital stock or any other rights, warrants or options to acquire any of the foregoing securities or to participate in the equity of such Person, such as stock appreciation rights.

          "ERISA" means the Employee Retirement Income Security Act of 1974, and
           -----
the rules and regulations thereunder, each as amended, supplemented or otherwise modified.

          "ERISA Affiliate" has the meaning assigned to such term in the Credit
           ---------------
Agreement.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations of the SEC promulgated thereunder.

          "Existing Credit Agreement" has the meaning provided in the Recitals
           -------------------------
to this Agreement.

          "GAAP" means generally accepted accounting principles, as recognized
           ----
by the American Institute of Certified Public Accountants and the Financial Accounting Standards

Board, consistently applied and maintained on a consistent basis for the Company and its Subsidiaries throughout the period indicated and consistent with the prior financial practice of the Company and its Subsidiaries.

          "Governmental Approvals" means all authorizations, consents,
           ----------------------
approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

          "Governmental Authority" means any nation, province, state or other
           ----------------------
political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Group" has the meaning assigned to it in Section 13(d)(3) of the
           -----
Exchange Act.

          "Guaranty Obligation" has the meaning assigned to such term in the
           -------------------
Credit Agreement.

          "Hazardous Materials" means any substances or materials (a) which are
           -------------------
or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Applicable Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Applicable Law, (d) the discharge or emission or release which requires a permit or license under any Applicable Law or other Governmental Approval, (e) which are deemed to constitute a nuisance, or trespass or pose a health or safety hazard to person or neighboring properties, (f) which are materials consisting of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (g) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

          "Inactive Subsidiary" has the meaning assigned to such term in the
           -------------------
Credit Agreement.

          "Indebtedness" has the meaning assigned to such term in the Credit
           ------------
Agreement.

          "Indemnitees" has the meaning provided in Section 8.2(b).
           -----------                              --------------

          "Indemnitors" has the meaning provided in Section 8.2(b).
           -----------                              --------------

          "Initial Shares" means the 29,000 shares of Series C Preferred Stock
           --------------
to be issued to the Investors at the Closing hereunder.

          "Initial Share Consideration Amount" has the meaning provided in
           ----------------------------------
Section 2.2.
-----------

          "Intellectual Property" means all patents, trademarks, tradenames,
           ---------------------
copyrights, technology, know-how and processes used in or necessary for the conduct of the business of the

Company and its Subsidiaries as currently conducted that are material to the condition (financial or otherwise), business or operations of the Company and its Subsidiaries, taken as a whole.

          "Investor Indemnitees" has the meaning provided in Section 8.2(a).
           --------------------                              --------------

          "Investor Indemnitor" has the meaning provided in Section 8.2(a).
           -------------------                              --------------

          "Investors" has the meaning provided in the Recitals to this
           ---------
Agreement.

          "Issuance of Series C Preferred Stock" has the meaning provided in
           ------------------------------------
Section 2.2.
-----------

          "Lenders" has the meaning provided in the Preamble to this Agreement.
           -------

          "Lien" means any lien, mortgage, pledge, assignment, security
           ----
interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

          "Loan Documents" has the meaning assigned to such term in the Credit
           --------------
Agreement.

          "Loans" has the meaning assigned to such term in the Credit Agreement.
           -----

          "Material Adverse Effect" means a material adverse effect upon (a) the
           -----------------------
business, condition (financial or otherwise), operations, performance, prospects or properties of the Company or any Subsidiary of the Company or (b) the ability of the Company to consummate the transactions contemplated by the Series C Documents or perform its obligations thereunder.

          "Material Contract" has the meaning assigned to such term in the
           -----------------
Credit Agreement.

          "Multiemployer Plan" has the meaning assigned to such term in the
           ------------------
Credit Agreement.

          "NYSE" has the meaning provided in Section 6.4.
           ----                              -----------

          "Obligations" has the meaning assigned to such term in the Credit
           -----------
Agreement.

          "Person" means an individual, corporation, limited liability company,
           ------
partnership, association, trust, business trust, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof.

          "PIK Shares" means the shares of Series C Preferred Stock to be issued
           ----------
in payment of dividends on the Series C Preferred Stock upon the Company's election to do so under the Certificate of Designation.

          "Preferred Stock" has the meaning provided in Section 4.3.
           ---------------                              -----------

          "Restated Certificate" has the meaning provided in Section 2.1.
           --------------------                              -----------

          "Restructured Notes" has the meaning provided in Section 7.1(l).
           ------------------                              --------------

          "Restructuring" has the meaning provided in Section 2.3.
           -------------                              -----------

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations of the SEC promulgated thereunder.

          "SEC" means, at any time, the Securities and Exchange Commission or
           ---
any other federal agency then administering the Securities Act and other federal securities laws.

          "SEC Reports" has the meaning provided in Section 4.5(a).
           -----------                              --------------

          "Series C Documents" has the meaning provided in Section 4.8(a).
           ------------------                              --------------

          "Series C Preferred Stock" has the meaning provided in the Recitals to
           ------------------------
this Agreement.

          "Shares" means the Initial Shares and the PIK Shares.
           ------

          "Stock Option Plans" means the HealthPlan Services Corporation 1996
           ------------------
Employee Stock Option Plan, the Amended and Restated HealthPlan Services Corporation 1996 Employee Stock Option Plan, the HealthPlan Services Corporation 1995 Incentive Equity Plan and the 1995 HealthPlan Services Corporation Directors Stock Option Plan, together with all option agreements pursuant to which stock options have been granted outside of such plans.

          "Stockholders Agreement" has the meaning provided in Section 4.1.
           ----------------------                              -----------

          "Subsidiary" means (i) any corporation of which a majority of the
           ----------
securities entitled to vote generally in the election of directors thereof, at the time as of which any determination is being made, are owned by another entity, either directly or indirectly, and (ii) any joint venture, general or limited partnership, limited liability company or other legal entity in which an entity is the record or beneficial owner, directly or indirectly, of a majority of the voting interests or the general partner.

          "Taxes" means all taxes, charges, fees, levies, penalties or other
           -----
assessments imposed by any United States federal, state, local or foreign taxing authority, including, but not limited to, income, excise, property, sales and use, transfer, franchise, payroll, withholding, social security or other taxes, including any interest, penalties or additions attributable thereto.

          "Tax Return" means any return, report, information return or other
           ----------
document (including any related or supporting information) filed or required to be filed with any taxing authority with respect to Taxes.

          Section 1.2  Miscellaneous.  The words "hereof", "herein" and
                       -------------
"hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The use in this Agreement of the word

"include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

                                  ARTICLE II
            ISSUANCE OF SERIES C PREFERRED STOCK AND RESTRUCTURING

          Section 2.1  Authorization of Shares.  The Company has authorized (i)
                       -----------------------
the issuance to the Investors of up to 40,000 shares of Series C Preferred Stock comprising of the Initial Shares and the PIK Shares (collectively, the "Shares")
                                                                        ------
and (ii) the issuance of shares of Common Stock to be issued upon conversion of the Shares (the "Conversion Shares"). The Shares shall have the rights,
                 ----------------
preferences, privileges and restrictions set forth in the Series C Certificate of Designation of the Company in the form attached hereto as Exhibit A (the
                                                             ---------
"Certificate of Designation") and the Conversion Shares shall have the rights,
---------------------------
preferences, privileges and restrictions set forth in the Amended and Restated Certificate of Incorporation of the Company, as amended through the date hereof, attached hereto as Exhibit B (the "Restated Certificate").
                   ---------       --------------------

          Section 2.2  Issuance of Series C Preferred Stock.  Subject to the
                       ------------------------------------
terms and conditions hereof, at the Closing, the Company shall issue to the Investors the Initial Shares (the "Issuance of Series C Preferred Stock") in
                                   ------------------------------------
consideration for and in satisfaction of indebtedness in the sum of $29,000,000 under the Existing Credit Agreement (the "Initial Share Consideration Amount").
                                          ----------------------------------
The number of Initial Shares to be issued to each Investor shall be equal to the amount set forth opposite such Investor's name on Schedule 2.2 attached hereto.
                                                  ------------
The Company and the Investors agree to treat the Initial Shares as having a fair market value of $29,000,000 for federal and state income tax purposes and to file their respective Tax Returns consistently therewith.

          Section 2.3  Credit Agreement.  Subject to the terms and conditions
                       ----------------
hereof, at the Closing, the Company, each Investor and the Administrative Agent hereby agree to enter into the Credit Agreement and the other Loan Documents (the consummation of the transactions contemplated by the Credit Agreement and the other Loan Documents together with the Issuance of Series C Preferred Stock and the other transactions contemplated hereby, collectively referred to herein as the "Restructuring").
        -------------

                                  ARTICLE III
                               CLOSING, DELIVERY

          Section 3.1  The Closing.  The closing of the Restructuring (the
                       -----------
"Closing") shall take place on April 12, 2002 (such date, the "Closing Date"),
 -------                                                       ------------
at the offices of O'Melveny & Myers LLP, 153 East 53rd Street, New York, NY, or at such other location as may be mutually agreed by the Company and the Investors.

     Section 3.2    Delivery.  At the Closing, subject to the terms and
                    --------
conditions hereof, the Company shall deliver to the Investors certificates evidencing the Initial Shares to be issued to such Investor in accordance with
Section 2.2, registered in such Investor's or its nominee's name.
-----------

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to each Investor as follows:

     Section 4.1    Corporate Existence and Power.  Each of the Company and its
                    -----------------------------
Subsidiaries is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of incorporation or formation, as the case may be, and has all requisite power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted. The Company has all requisite corporate power and authority to execute and deliver this Agreement and the Stockholders Agreement in the form attached hereto as Exhibit C (the "Stockholders Agreement"), to
                               ---------       ----------------------
issue the Shares and the Conversion Shares and consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. Each of the Company and its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation or other entity in all jurisdictions in which the character or location of its activities and of the properties owned or operated by it makes such qualification necessary except where the failure to be so qualified would not have a Material Adverse Effect on the Company and its Subsidiaries. The Company has provided to the Investors a complete and correct copy of the Restated Certificate and of its Bylaws, as amended through the date hereof, attached hereto as Exhibit D (the "Bylaws").
          ---------       ------

     Section 4.2    Subsidiaries.
                    ------------

     (a) Schedule 4.2(a) accurately sets forth each Subsidiary of the Company,
         ---------------
including its name, place of incorporation or formation, and if not wholly owned directly or indirectly by the Company, the record ownership as of the date of this Agreement of all capital stock or other equity interests issued thereby. All shares of capital stock or other equity interests of any Subsidiary directly or indirectly owned by the Company have been duly authorized and validly issued, are fully paid and nonassessable and are directly or indirectly owned by the Company free and clear of any Encumbrance and have not been issued in violation of, nor subject to, any preemptive, subscription or other similar rights.

     (b) Except for the Subsidiaries and as set forth on Schedule 4.2(b), the
                                                         ---------------
Company does not own any capital stock, membership interests, security or other interest in any other Person, and except as set forth on Schedule 4.2(b),
                                                         ---------------
neither the Company nor any of its Subsidiaries has any written, or to the knowledge of the Company, oral understanding or agreement to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

     Section 4.3    Capitalization; Voting Rights.
                    -----------------------------

     (a) As of April 1, 2002, the capitalization of the Company consisted of the following: (i) 100,000,000 shares of Common Stock, par value $0.01 per share (the "Common Stock"), (1) 15,907,486 shares of which were issued and
      ------------
outstanding, (2) 2,466,037 shares of which were reserved for future issuance under the Stock Option Plans (of which 1,871,637 shares are reserved for issuance pursuant to outstanding stock options and 594,400 shares are reserved for issuance pursuant to stock options and other rights which may be granted in the future, (3) 1,224,369 shares of which were reserved for issuance upon conversion of the Restructured Notes referred to in Sections 7.1(l)(i) and 7.1(l)(iv) into shares of Common Stock in connection with the Restructuring, and
(4) ________ shares were reserved for issuance upon conversion of the Restructured Notes referred to in Section 7.1(l)(ii) and upon exercise of warrants issued in connection with the restructuring of such notes (the amounts in the preceding clauses (3) and (4) being subject, nevertheless, to Section 6.6 hereof); (ii) 20,000,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock"), none of which are issued and outstanding. All
      ---------------
previously outstanding shares of Preferred Stock designated Series A Preferred Stock and Series B Preferred Stock have been redeemed and retired, and restored to the status of authorized, unissued and undesignated Preferred Stock. The rights, preferences, privileges and restrictions of the Preferred Stock are as stated in the Restated Certificate and such other certificates of designations as have been delivered to Investors on or prior to the date hereof.

     (b) All issued and outstanding shares of the Company's capital stock (i) have been duly authorized and validly issued, (ii) are fully paid and nonassessable, (iii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities and (iv) were not issued in violation of, or subject to, any preemptive, subscription or other similar rights of any other Person.

     (c) The Company has delivered to each Investor a copy of each of the Company's Stock Option Plans. Schedule 4.3(c) sets forth a true and complete
                               ---------------
summary of Equity Securities of the Company, including all options issued under the Stock Option Plans, including the holder, issue date, exercise price and vesting status of such option or other Equity Security. Except as set forth on
Schedule 4.3(c), other than the 2,466,037 shares reserved for issuance upon the
---------------
exercise of options outstanding or to be granted under the Stock Option Plans, the stock options issued pursuant to the Stock Option Plans, outstanding warrants to purchase no shares of Common Stock, and except as may be granted pursuant to this Agreement, there are no outstanding subscriptions, options, calls, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, agreements or other Equity Securities of any kind for the purchase or acquisition from the Company or any Subsidiary of any of their securities, nor has the Company taken or agreed to take any action to issue or grant the same. Except as described in this Agreement or set forth on Schedule 4.3(c), (x) there are no outstanding
                          ---------------
obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any securities of the Company or any voting or Equity Securities or interests of any Subsidiary, (y) there is no voting trust, proxy, stockholder or other agreements or understandings to which the Company or any of its Subsidiaries or, to the knowledge of the Company, any of its stockholders is a party or is bound with respect to the voting or transfer of the capital stock or other voting securities of the Company or any of its Subsidiaries and (z) there are no other subscriptions, options, calls, warrants or other rights (including registration rights, whether demand or piggyback registration rights), agreements, arrangements or commitments of any character relating to the issued or unissued Equity Securities of the Company or any of its

Subsidiaries to which the Company or any of its Subsidiaries is a party. Except as set forth on Schedule 4.3(c), the consummation of the transactions
                ---------------
contemplated by this Agreement and the Stockholders Agreement will not trigger the anti-dilution provisions or other price adjustment mechanisms of any outstanding subscriptions, options, calls, warrants, commitments, contracts, preemptive rights, rights of first refusal, demands, conversion rights or other Equity Security agreements or arrangements of any character or nature whatsoever under which the Company is or may be obligated to issue or acquire shares of any of its capital stock. The issuance of the Shares (including Conversion Shares) is not and will not be subject to any preemptive rights, rights of first refusal, subscription or similar rights that have not been properly waived.

     (d) The Shares have been duly and validly authorized and the Conversion Shares have been duly and validly reserved for issuance. Upon issuance of the Initial Shares, any Shares issued as PIK Shares and the Conversion Shares in accordance with the provisions of this Agreement and the Certificate of Designation or the Restated Certificate, as the case may be, such shares will be duly authorized, validly issued, fully paid and nonassessable, will be delivered to each Investor free and clear of all Encumbrances (other than limitations on transfer required by the Securities Act and those placed thereon pursuant to the Stockholders Agreement) and will have the rights, preferences, privileges and restrictions set forth in the Certificate of Designation or the Restated Certificate, as the case may be.

     Section 4.4    Authorization; Binding Obligations.  All corporate action on
                    ----------------------------------
the part of the Company, its officers, directors and stockholders necessary for the designation of the Series C Preferred Stock, the execution and delivery of this Agreement, the Stockholders Agreement and the Loan Documents, the consummation of the transactions contemplated hereby and thereby and the performance of all obligations of the Company hereunder and thereunder as of the Closing Date has been taken or will be taken prior to the Closing Date. The authorizations taken as described in the preceding sentence provide that neither the Investors as a group nor any Investor will be an "interested stockholder" of the Company (as that term is used in Section 203 of the Delaware General Corporation Law) as a result of their acquisition of the Series C Preferred Stock, the Conversion Shares, or the consummation of any of the transactions contemplated by the Series C Documents. This Agreement, the Stockholders Agreement and the Loan Documents have been or will be duly executed and delivered by the Company. This Agreement is and the Stockholders Agreement and Loan Documents will be (assuming in each case due execution and delivery by the Investors), legal, valid and binding obligations of the Company enforceable against it in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or by general equitable principles (whether considered in a proceeding in equity or at law).

     Section 4.5    SEC Reports; Financial Statements.
                    ---------------------------------

     (a) The Company has filed with the SEC all forms, reports, schedules, proxy statements (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the "SEC Reports")
                                                              -----------
required to be filed by the Company with the SEC since January 1, 2001. As of its date of filing, each SEC Report complied in all material respects with the requirements of the Exchange Act or the Securities Act and none of such SEC Reports (including any and all financial statements included therein) contained when filed or (except to the extent revised or superceded by a subsequent filing with the SEC prior to the date hereof) contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     (b) The consolidated balance sheet of the Company and its Subsidiaries as of December 31, 2001 and the related consolidated statements of income and retained earnings and cash flows for the twelve-month period then ended, copies of which have been furnished to the Investors (collectively, the "2001 Financial Statements"), when read together with the other financial information pertaining to the Company and its Subsidiaries which has heretofore been furnished in writing to the Investors, fairly present the assets, liabilities and financial position of the Company and its Subsidiaries on a consolidated basis as at such dates, and the results of the operations and changes of financial position on a consolidated basis for the periods then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved except as indicated in the notes thereto and comply as to form, as of its date of filing with the SEC (or, in the case of the 2001 Financial Statements, when filed with the SEC together with the report of the Company's auditors thereon, will comply) , in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. There will be no material adjustments made to the 2001 Financial Statements prior to their filing with the SEC. Neither the Company nor any of its Subsidiaries has any material Indebtedness, obligation or other unusual forward or long-term commitment which is required to be reflected or reserved for and is not fairly reflected or reserved for in the foregoing financial statements or in the notes thereto. Since the date of the most recent balance sheet included in the SEC Reports, none of them has incurred liabilities or any other obligations whatsoever that are material (individually or in the aggregate) to the Company and its Subsidiaries, taken as a whole, except current liabilities incurred in the ordinary course of business consistent with past practice and liabilities related to the restructuring contemplated hereby.

     Section 4.6    Offering Valid.  Assuming the accuracy of the
                    --------------
representations and warranties of the Investors contained in Section 5.2 hereof,
                                                             -----------
the offer, sale and issuance of the Shares will be exempt from the registration requirements of the Securities Act and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

     Section 4.7    Certain Agreements or Obligations.
                    ---------------------------------

     (a) Except as set forth on Schedule 4.7(a) or disclosed in the SEC Reports,
                                ---------------
there are no contracts, agreements, understandings or proposed transactions between the Company or any Subsidiary and any of its officers, directors or Affiliates or any family member or Affiliate thereof that would be required to be disclosed pursuant to Item 404 of Regulation S-K of the SEC.

     (b) Except as disclosed in the SEC Reports, there are no obligations of the Company or any Subsidiary to their respective officers, directors, stockholders, or employees or any family member or Affiliate thereof other than (a) for payment of salary or directors fees for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company or Subsidiary and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under the Stock Option Plans). Except as set forth on Schedule 4.7(b), neither the
                                                ---------------
Company nor any Subsidiary is a guarantor or indemnitor of any indebtedness of any other Person. Except as disclosed in the SEC Reports or as set forth on
Schedule 4.7(b), neither the Company nor any Subsidiary is indebted, directly or
---------------
indirectly, to any of their respective officers, directors or stockholders or to any family member or Affiliate thereof, in any amount whatsoever, other than for normal travel advances or reimbursement for normal business expenses; and none of such officers, directors or stockholders or any family member or Affiliate thereof is indebted to the Company or any Subsidiary. Schedule 4.7(b) sets forth
                                                      --------------
a description of all transactions since January 1, 2001, between the Company and any of its officers, directors and stockholders, and their respective spouses and children in which such persons had a direct or indirect material interest which are not disclosed in the SEC Reports.

     Section 4.8    Compliance with Law; Governmental Approvals.
                    -------------------------------------------

     (a) The execution and delivery by the Company of this Agreement, the Certificate of Designation and the Stockholders Agreement (collectively, the "Series C Documents") and the Loan Documents, and its performance of its
-------------------
obligations under the Series C Documents and the Loan Documents in accordance with their respective terms, the issuance of the Series C Preferred Stock and the consummation of the transactions contemplated hereby and thereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval not previously obtained and disclosed in writing to the Investors or violate any Applicable Law relating to the Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, by-laws or other organizational documents of the Company or any of its Subsidiaries or any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person,
(iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person, or (iv) require any approval of stockholders or similar equity holders or any approval or consent of any Person under any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound, except for such Governmental Approvals or other approvals or consents listed on
Schedule 4.8(a) which will be obtained on or before the Closing Date.
---------------

     (b) The Company and each of its Subsidiaries (i) have all Governmental Approvals required by any Applicable Law for them to conduct their respective business (except where the failure to have any such approval could not reasonably be expected to have a Material Adverse Effect), each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the best of any of their knowledge, threatened attack by direct or collateral proceeding, and (ii) are in compliance with each Governmental Approval applicable to them and in all material respects with all other Applicable Laws relating to them or any of their respective properties, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

     Section 4.9    Tax Returns and Payments.  The Company and its Subsidiaries
                    ------------------------
have duly filed or caused to be filed all federal, state, local and other tax returns required by

Applicable Law to be filed, and, have paid, except to the extent permitted by
Section 8.4 of the Existing Credit Agreement, all federal, state, local and
-----------
other taxes, assessments and governmental charges or levies upon them and their respective property, income, profits and assets which are due and payable. No Governmental Authority has asserted any Lien or other claim against the Company or any of its Subsidiaries with respect to unpaid taxes which has not been discharged or resolved. The charges, accruals and reserves on the books of the Company and each of its Subsidiaries in respect of federal, state, local and other taxes for all fiscal years and portions thereof since the formation of such Person are in the judgment of each such Person adequate, and the Company and each of its Subsidiaries do not anticipate any additional taxes or assessments for any of such years.

     Section 4.10   Franchises, Intellectual Property and Computer Equipment.
                    --------------------------------------------------------

     (a) Except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, the Company and each of its Subsidiaries own or possess rights to use all franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, trade names, trade name rights, copyrights and rights with respect to the foregoing which are required to conduct their respective businesses as now and presently planned to be conducted without any conflict with the rights of others. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and neither the Company nor any of its Subsidiaries is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of their business operations.

     (b) Except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, the Company and each of its Subsidiaries have such title to or the right to use, by license or other agreement, all computer software programs used thereby as are necessary to permit the Company and each such Subsidiary to conduct their respective operations as currently conducted, without any known conflict with the rights of others or any known use by others which conflicts, in any material respect, with the rights of the Company or any such Subsidiary.

     Section 4.11   Environmental Matters.  None of the Company, any of its
                    ---------------------
Subsidiaries, or any of their respective properties and operations is in violation in any material respect of any applicable Environmental Law. Without limiting the generality of the preceding sentence, (i) none of the Company, any of its Subsidiaries, or any of their respective properties and operations is subject to any existing, pending or threatened investigation, inquiry or proceeding by any Governmental Authority or to any remedial obligations under any Environmental Law; and (ii) all material notices, permits, licenses or similar authorizations, if any, required to be obtained or filed by the Company and each of its Subsidiaries relating to Hazardous Materials, including, without limitation, past or present treatment, storage, disposal or release of any Hazardous Materials or solid waste by the Company or any of its Subsidiaries into the environment, have been obtained or applications for such permits and licenses have been filed and the Company and each of its Subsidiaries are in full compliance in all material respects with the requirements of such permits, licenses or authorizations.

     Section 4.12   ERISA.  Except as set forth on Schedule 4.12 as of the
                    -----                          -------------
Closing Date, the Company and each of its Subsidiaries and each ERISA Affiliate are in compliance in all material respects with applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code either has been determined by the Internal Revenue Service to be so qualified or will be submitted to the IRS in a timely fashion to obtain such a determination, and each trust related to each such plan either has been determined to be exempt under Section 501(a) of the Code, or will be submitted to the IRS in a timely fashion for a determination under Section 501(a) of the Code. No material liability has been incurred by the Company or any of its Subsidiaries or any ERISA Affiliate which remains unsatisfied with respect to any Employee Benefit Plan or any Multiemployer Plan.

     Section 4.13   Government Regulation.  Neither the Company nor any of its
                    ---------------------
Subsidiaries is an "investment company" or a company "controlled" by an "investment company" (as each such term is defined or used in the Investment Company Act of 1940, as amended) and neither the Company nor any of its Subsidiaries is, or after giving effect to the consummation of the transactions contemplated by the Series C Documents will be, subject to regulation under the Public Utility Holding Company Act of 1935 or the Interstate Commerce Act, each as amended, or any other Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby.

     Section 4.14   Material Contracts.  Schedule 4.14 sets forth a complete and
                    ------------------   -------------
accurate list of all Material Contracts of the Company and each of its Subsidiaries in effect as of the Closing Date. Other than as set forth in
Schedule 4.14, each Material Contract is, and after giving effect to the
-------------
consummation of the transactions contemplated by the Series C Documents and the Loan Documents will be, in full force and effect in accordance with the terms thereof; and there are no material defaults by the Company or any such Subsidiary (other than as may be disclosed on Schedule 4.14 as of the Closing
                                              -------------
Date) or, to the best of the Company's knowledge after due inquiry, by any other party under any such Material Contract. To the extent requested by the Administrative Agent, the Company has delivered to the Administrative Agent a true and complete copy of each Material Contract required to be listed on
Schedule 4.14 and, no later than five (5) Business Days following the execution
-------------
thereof, (i) will deliver each other Material Contract entered into after the Closing Date and (ii) supplement promptly Schedule 4.14 with a written notice to
                                          -------------
the Administrative Agent of an accurate and complete list of all new Material Contracts.

     Section 4.15   Employee Relations.  The Company and each of its
                    ------------------
Subsidiaries have a stable work force in place and are not, except as set forth on Schedule 4.15 as of the Closing Date, party to any collective bargaining
   -------------
agreement nor has any labor union been recognized as the representative of its employees. The Company knows of no pending, threatened or contemplated strikes, work stoppage or other collective labor disputes involving its employees or the employees of any of its Subsidiaries.

     Section 4.16   Burdensome Provisions.  Neither the Company nor any of its
                    ---------------------
Subsidiaries is a party to any indenture, agreement, lease or other instrument, or subject to any corporate or partnership restriction, Governmental Approval or Applicable Law which is so unusual or burdensome as in the foreseeable future could have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries presently anticipates that future expenditures needed to meet the provisions of federal or state statutes, orders, rules or regulations of a Governmental Authority will be so burdensome as to have a Material Adverse Effect.

     Section 4.17   No Material Adverse Change; No Restricted Payment.  Since
                    -------------------------------------------------
December 31, 2001, there has been no material adverse change in the properties, businesses, results of operations, or financial or other condition of the Company and its Subsidiaries taken as a whole, including, but not limited to, any material adverse change resulting from any fire, explosion, accident, drought, storm, hail, earthquake, embargo, act of God, or of the public enemy or other casualty (whether or not covered by insurance). Neither the Company nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any payments, dividends or other distributions prohibited by Section 10.7 of the Existing Credit Agreement or
                            ------------
agreed to do so.

     Section 4.18   Titles to Properties; Real Property.
                    -----------------------------------

     (a) The Company and its Subsidiaries have such title to the real property owned in fee or leased by them as is appropriate to the conduct of their respective businesses, and valid and legal title to all of their respective personal property and assets, including, but not limited to, those reflected on the consolidated financial statements of the Company and its Subsidiaries delivered pursuant to Section 4.5(b) or in the most recent financial statements
                      --------------
delivered pursuant to Section 7.1 of the Existing Credit Agreement, except those
                      -----------
which have been disposed of subsequent to the date of such financial statements in the ordinary course of business.

     (b) As of the Closing Date, Schedule 4.18 annexed hereto contains a true,
                                 -------------
accurate and complete list of (A) all interests owned by the Company or any of its Subsidiaries in any real property and (B) all leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting any such interest of the Company or any such Subsidiary, regardless of whether the Company or such Subsidiary is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment and regardless of whether the Company or such Subsidiary is actually in possession or occupying the demised premises under such lease, sublease or assignment. Except as specified in Schedule 4.18 annexed hereto, each agreement listed in clause (B)
             -------------
of the immediately preceding sentence is in full force and effect and the Company does not have knowledge of any default that has occurred and is continuing thereunder, and each such agreement constitutes the legally valid and binding obligation of each of the Company and/or one or more of its Subsidiaries, as applicable, enforceable against such Person in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.

     Section 4.19   Liens.  Except for Liens existing on the Closing Date and
                    -----
described on Schedule 4.19, none of the properties and assets owned by the
             -------------
Company or any of its Subsidiaries is subject to any Lien, except Liens permitted pursuant to Section 10.3 of the
                      ------------

Existing Credit Agreement. No financing statement under the Uniform Commercial Code of any state which names the Company or any of its Subsidiaries or any of their respective trade names or divisions as debtor and which has not been terminated, has been filed in any state or other jurisdiction and neither the Company nor any of its Subsidiaries has signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement, except to perfect those Liens listed on Schedule 4.19.
                                                             -------------

     Section 4.20   Indebtedness and Guaranty Obligations.  Schedule 4.20 is a
                    -------------------------------------   -------------
complete and correct listing of all Indebtedness and Guaranty Obligations of the Company and each of its Subsidiaries as of the Closing Date. Except as set forth on Schedule 4.20, (i) the Company and each of its Subsidiaries have
         -------------
performed and are in compliance with all of the terms of such Indebtedness and Guaranty Obligations and all instruments and agreements relating thereto, and
(ii) no default or event of default, or event or condition which with notice or lapse of time or both would constitute such a default or event of default on the part of the Company or any of its Subsidiaries exists with respect to any such Indebtedness or Guaranty Obligation. To the extent requested by the Administrative Agent, the Company has delivered to the Administrative Agent a true and complete copy of each instrument and agreement evidencing such Indebtedness and Guaranty Obligation.

     Section 4.21   Litigation.  Part A to Schedule 4.21 sets forth a complete
                    ----------             -------------
and accurate list of all actions, suits or proceedings at law or in equity pending or, to the knowledge, threatened against or in any other way relating adversely to or affecting the Company or any of its Subsidiaries or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority as of the Closing Date. Except as set forth on Part B to Schedule 4.21 as of the Closing Date, there are no actions,
                   -------------
suits or proceedings at law or in equity pending nor, to the knowledge of the Company or any of its Subsidiaries, threatened against or in any other way relating adversely to or affecting the Company or any of its Subsidiaries or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority which, if adversely determined, could reasonably be expected to have a Material Adverse Effect. There are no material outstanding or unpaid judgments against the Company or any of its Subsidiaries.

     Section 4.22   Absence of Defaults.  (i)  No event has occurred or is
                    -------------------
continuing which constitutes a Default or an Event of Default (in each case, as defined in the Credit Agreement) and (ii) no event has occurred and is continuing which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by the Company or any of its Subsidiaries under any Material Contract (other than the Credit Agreement) or judgment, decree or order to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties may be bound or which would require the Company or any of its Subsidiaries to make any payment thereunder prior to the scheduled maturity date therefor, any of which events referred to in this clause
(ii) could reasonably be expected to have a Material Adverse Effect.

     Section 4.23   No Broker.  Neither the Company nor any of its Subsidiaries
                    ---------
has employed any broker or finder, or incurred any liability for any brokerage or finders' fees or any similar fees or commissions in connection with the transactions contemplated by this Agreement, except for the restructuring fee payable in connection with the Credit Agreement or as set forth on Schedule 4.23.
                   -------------

     Section 4.24   Inactive Subsidiaries.  No Inactive Subsidiary conducts any
                    ---------------------
business, has any assets or revenue or is obligated with respect to any liabilities.

     Section 4.25   Restructured Notes.  The Company has furnished to the
                    ------------------
Investors true and complete copies of the instruments and documents relating to the restructuring of the obligations of the Company under each of the Restructured Notes. No agreement or understanding exists with respect to the obligations under the Restructured Notes that have not been disclosed to the Investors.

     Section 4.26   Accuracy and Completeness of Information.  All written
                    ----------------------------------------
information, reports and other papers and data produced by or on behalf of the Company and furnished to the Investors were, at the time the same were so furnished, complete and correct in all material respects to the extent necessary to give the recipient a true and accurate knowledge of the subject matter. No document furnished or written statement made to the Administrative Agent or the Investors by the Company in connection with the negotiation, preparation or execution of this Agreement, any of the other Series C Documents or any of the Loan Documents contains or will contain any untrue statement of a fact or omits or will omit to state a fact necessary in order to make the statements contained therein not misleading. The Company is not aware of any facts not disclosed in writing to the Administrative Agent or the Investors which could reasonably be expected to have a Material Adverse Effect.

     Section 4.27   Survival of Representations and Warranties, etc.  All
                    -----------------------------------------------
representations and warranties set forth in this Article IV and all
                                                 ----------
representations and warranties contained in any certificate, any of the Series C Documents or any of the Loan Documents (in each case including but not limited to any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date, shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement.

                                   ARTICLE V
                REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

     Each Investor (as to itself only) hereby represents and warrants to the Company as follows:

     Section 5.1    Requisite Power and Authority.  Such Investor has all
                    -----------------------------
requisite power and authority to execute and deliver this Agreement and the Stockholders Agreement, to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. All action on such Investor's part necessary for the execution and delivery of this Agreement and the Stockholders Agreement, the consummation of the transactions contemplated hereby and thereby and the performance of all obligations of such Investor hereunder and thereunder as of the Closing Date has been or will be effectively taken prior to the Closing Date. This Agreement has been and the Stockholders Agreement will be duly executed and delivered by such Investor. This Agreement is and the Stockholders Agreement will be (assuming in each case due execution and delivery by the Company), legal, valid and binding obligations of such Investor, enforceable against it in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or by general equitable principles (whether considered in a proceeding in equity or at law).

     Section 5.2    Investment Representations.  Such Investor acknowledges that
                    --------------------------
the Shares and the Conversion Shares have not been registered under the Securities Act or under any state securities laws. Such Investor (a) is acquiring the Shares and the Conversion Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, (b) is an "accredited investor" within the meaning of Regulation D, Rule 501(a), promulgated by the SEC, (c) acknowledges that the Shares and the Conversion Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from the registration requirements of the Securities Act is available and (d) represents that by reason of its business or financial experience, such Investor has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement and the Stockholders Agreement.
Such Investor has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management. Such Investor has had an opportunity to ask questions of and receive answers from, officers of the Company. Such Investor understands that such discussions, as well as any other written information issued by the Company, were intended to describe certain aspects of the Company's business and operations, but were not an exhaustive description.

     Section 5.3    Litigation.  There is no action, suit or proceeding at law
                    ----------
or in equity pending, or to such Investor's knowledge, currently threatened against such Investor which, if adversely determined, would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Investor to perform its obligations under this Agreement and the Stockholders Agreement and to consummate the transactions contemplated hereby and thereby.

     Section 5.4    No Broker.  Such Investor has not employed any broker or
                    ---------
finder, or incurred any liability for any brokerage or finders' fees or any similar fees or commissions in connection with the transactions contemplated by this Agreement.

                                  ARTICLE VI
                  COVENANTS OF THE COMPANY AND THE INVESTORS

     Section 6.1    Efforts.  Each party hereto agrees to use commercially
                    -------
reasonable efforts to take any and all actions required in order to consummate the transactions contemplated in this Agreement and the Stockholders Agreement.

     Section 6.2    Reservation of Shares.  From and after the Closing, the
                    ---------------------
Company shall at all times reserve and keep available for issuance (a) 11,000 shares of Series C Preferred Stock for payment of the dividends on the Shares and (b) such number of its authorized but unissued shares of Common Stock as shall be sufficient to permit the issuance of all of the Conversion Shares. Following the filing of the Certificate of Designation, the Company shall

(until the Shares have been converted or redeemed pursuant to their terms) reserve 100,000 shares of Preferred Stock to be issued in payment of the dividends on the Shares in the event that the number of shares reserved pursuant to clause (a) of this Section 6.2 are insufficient to pay such dividends and if
                      -----------
necessary at any time, the Company will amend the Certificate of Designation to provide for the increase in the authorized number of shares with respect to each such series of Preferred Stock.

     Section 6.3    Regulatory and Other Authorizations; Notices and Consents.
                    ---------------------------------------------------------
Each of the parties hereto shall use their commercially reasonable efforts to give such notices and obtain all other authorizations, consents, orders and approvals of all governmental authorities and other third parties that may be or become necessary for its execution and delivery of, and the performance of its obligations pursuant to, this Agreement and the Stockholders Agreement and will cooperate fully with the other parties hereto in promptly seeking to obtain all such authorizations, consents, orders and approvals.

     Section 6.4    NYSE Listing.  The Company shall apply to list the
                    ------------
Conversion Shares on the New York Stock Exchange (the "NYSE") and shall
                                                       ----
diligently prosecute such application and obtain such listing.

     Section 6.5    Appointment of Directors.  Prior to the Closing, the Company
                    ------------------------
shall take all action (including adoption of any required amendment to the Company's Bylaws) necessary to fix the size of the Board at seven directors, to cause to occur three vacancies on the Board for the election of three Class B Directors as provided in the Certificate of Designation upon the execution of the Stockholders Agreement, and otherwise to implement the Board composition and voting provisions of the Certificate of Designation.

     Section 6.6    Adjustment of Conversion Price.  The parties acknowledge
                    ------------------------------
that the determination of the Conversion Price (as defined in the Certificate of Designation) of the Series C Preferred Stock as of the Closing Date was based on the number of "Fully Diluted" shares of Common Stock (as defined in the Certificate of Designation), outstanding on the assumption that the Restructured Notes described in Sections 7.1(l)(i) and 7.1(l)(iv) would be converted in 950,000 shares and 274,369 shares, respectively, of Common Stock in connection with the Restructuring and without taking into account the Common Stock issuable upon conversion of or as payment of interest on the Restructured Notes referred to in Section 7.1(l)(ii) or the exercise of warrants to purchase 200,000 shares of Common Stock issued in connection with the restructuring of such notes. Not later than 10 days after the Closing Date, the Conversion Price shall be redetermined, utilizing the actual number of Fully Diluted shares of Common Stock outstanding on the Closing Date and, if necessary, the Conversion Price shall be adjusted as required in accordance with Section 6(h) of the Certificate of Designation.

                                  ARTICLE VII
                             CONDITIONS TO CLOSING

     Section 7.1    Conditions to Obligations of the Investors.  The obligations
                    ------------------------------------------
of the Investors to effect the Closing shall be subject to the following conditions, except to the extent waived in writing by the Investors.

     (a) Representations and Warranties True; Performance of Obligations.  Each
         ---------------------------------------------------------------
of the representations and warranties of the Company contained in this Agreement or the Loan Documents that is qualified as to materiality or Material Adverse Effect shall be true and correct, and each of the representations and warranties of the Company contained in this Agreement or the Loan Documents that is not so qualified as to materiality or Material Adverse Effect shall be true and correct in all material respects, in each case as of such Closing Date (except for those representations and warranties which address matters only as of a particular date, which shall be true and correct, or true and correct in all material respects, as the case may be, as of such date). The Company shall have performed in all material respects all agreements, obligations, covenants and conditions herein or therein required to be performed or observed by it on or prior to such Closing Date.

     (b) Legal Investment.  On such Closing Date, there shall not be in effect
         ----------------
any Applicable Law directing that the purchase and sale of the Shares and the other transactions contemplated by this Agreement and the Stockholders Agreement not be consummated or which has the effect of rendering it unlawful to consummate such transactions.

     (c) Proceedings and Litigation.  No action, suit or proceeding at law or in
         --------------------------
equity shall have been commenced by any Governmental Authority against any party hereto seeking to restrain or delay the purchase and sale of the Shares or the other transactions contemplated by this Agreement and the Stockholders Agreement.

     (d) Approvals.  All approvals, consents, permits and waivers of
         ---------
Governmental Authorities and of the third parties listed on Schedule 4.8(a)
                                                            ---------------
necessary or appropriate for consummation of the transactions contemplated by this Agreement and the Stockholders Agreement shall have been obtained, and no such approval, consent, permit or waiver of any Governmental Authority or such other third party shall contain any term or condition that any Investor in its reasonable discretion determines to be unduly burdensome. The NYSE shall have approved the listing of the Conversion Shares, subject to official notice of issuance.

     (e) Compliance Certificate; Secretary's Certificate.  The Company shall
         -----------------------------------------------
have delivered to the Investors a compliance certificate, executed by an authorized officer, dated such Closing Date, to the effect that the conditions specified in Section 7.1(a) have been satisfied. The Company shall have
             --------------
delivered to the Investors a    certificate executed by the Secretary of the
Company, dated such Closing Date, certifying as to (i) the resolutions of the Board evidencing approval of the consummation of the transactions contemplated by this Agreement and the Stockholders Agreement and the authorization of the named officer or officers to execute and deliver this Agreement and the Stockholders Agreement and (ii) certain of the officers of the Company, their titles and examples of their signatures.

     (f) Legal Opinions.  The Investors shall have received from legal counsel
         --------------
to the Company the opinions addressed to them, dated as of such Closing Date, in the form attached hereto as Exhibit E.
                            ---------

     (g) Certificate of Designation. The Certificate of Designation shall have
         --------------------------
been filed with and certified by the Secretary of State of the State of Delaware.

     (h) Stockholders Agreement.  The Stockholders Agreement shall have been
         ----------------------
executed and delivered by the Company.

     (i) Credit Agreement.  The Credit Agreement and the other Loan Documents
         ----------------
shall have been executed and delivered by the Borrowers.

     (j) Letter Agreement.  The Company shall have entered into a letter
         ----------------
agreement with DePrince Race & Zollo, Inc. ("DePrince") pursuant to which (i) DePrince shall be granted the right to designate one member of the Board for election by the holders of the Common Stock, (ii) DePrince shall agree to exercise such right of designation and to designate John Race or another Person satisfactory to the Investors, in each case as long as any Series C Preferred Stock is outstanding, and (iii) the Investors shall be named as third-party beneficiaries of such letter agreement.

     (k) Board of Directors.  The Company shall have taken all actions required
         ------------------
by Section 6.5.
   -----------

     (l) Restructured Notes.  The Company shall have restructured the
         ------------------
obligations under each of the following notes, in each case on terms and pursuant to documentation in form and substance satisfactory to the Investors in their sole discretion or, in the case of the note referred to in clause (i), all amounts outstanding under such note, whether for principal, accrued but unpaid interest, fees, or other amounts, shall have been converted into Common Stock (collectively, and as they may hereafter be amended, restated or otherwise modified pursuant to the terms hereof and thereof, the "Restructured Notes"):
                                                        ------------------
(i) that certain 6% Subordinated Secured Convertible Note dated as of June 18, 2001 made by the Company in favor of HealthPlan Holdings, Inc.; (ii) those certain Convertible Promissory Notes dated as of June 16, 1998 made by the Company in favor of Centra Benefit Services, Inc. in the aggregate original principal amount of $4,000,000.00; (iii) those certain Subordinated Promissory Notes dated May 18, 2001 made by the Company in favor of John D. Race and William L. Bennett in the aggregate original principal amount of $500,000.00; and (iv) that certain Promissory Note dated as of June 18, 2001 made by PVC in favor of The New England Financial in the current aggregate amount (principal plus accrued interest) of $2,400,000.00.

     Section 7.2  Conditions to Obligations of the Company.  The obligations of
                  ----------------------------------------
the Company to effect the Closing shall be subject to the following conditions, except to the extent waived in writing by the Company.

     (a) Representations and Warranties True.  Each of the representations and
         -----------------------------------
warranties of the Investors contained in this Agreement shall be true and correct in all material respects as of the Closing Date. Each Investor shall have performed in all material respects all agreements, obligations, covenants and conditions herein required to be performed or observed by it on or prior to the Closing Date.

     (b) Legal Investment.  On the Closing Date, there shall not be in effect
         ----------------
any Applicable Law directing that the purchase and sale of the Shares and the other transactions contemplated by this Agreement and the Stockholders Agreement not be consummated or which has the effect of rendering it unlawful to consummate such transactions.

     (c) Proceedings and Litigation.  No action, suit or proceeding at law or in
         --------------------------
equity shall have been commenced by any Governmental Authority against any party hereto seeking to restrain or delay the purchase and sale of the Shares or the other transactions contemplated by this Agreement and the Stockholders Agreement.

     (d) Approvals.  All approvals, consents, permits and waivers of
         ---------
Governmental Authorities and other third parties listed on Schedule 4.8(a)
                                                           ---------------
necessary or appropriate for consummation of the transactions contemplated by this Agreement and the Stockholders Agreement shall have been obtained.

     (e) Stockholders Agreement.  The Stockholders Agreement shall have been
         ----------------------
executed and delivered by each Investor.

     (f) Credit Agreement.  The Credit Agreement and any other Loan Documents
         ----------------
requiring the signature of each Investor shall have been executed and delivered by each Investor.

                                 ARTICLE VIII
                                INDEMNIFICATION

     Section 8.1   Survival of Representations and Warranties.
                   ------------------------------------------

     (a) The representations and warranties contained in Article IV of this
                                                         ----------
Agreement shall survive indefinitely.

     (b) The representations and warranties contained in Article V of this
                                                         ---------
Agreement shall survive until the 18-month anniversary of the Closing Date.

     (c) The representations and warranties contained in Article IV of this
                                                         ----------
Agreement, and the rights and remedies that may be exercised by any Person seeking indemnification hereunder, shall not be limited or otherwise affected by or as a result of any information furnished to, or any investigation made by, any such Person or its representatives.

     (d) For purposes of this Agreement, each statement or other item of information set forth by the Company on any Schedule hereto shall be deemed to be a representation and warranty made by the Company in this Agreement.

     Section 8.2   Indemnification.
                   ---------------

     (a) From and after the Closing Date and subject to Sections 8.1 and 8.4,
                                                        ------------     ---
the Company (the "Investor Indemnitor") shall defend, indemnify and hold
                  -------------------
harmless each Investor and its respective Affiliates and each director, officer, member, partner, employee and agent of such Persons (the "Investor Indemnitees")
                                                          --------------------
against any loss, damage, claim, liability, judgment or settlement of any nature or kind, including all costs and expenses relating thereto, including without limitation, interest, penalties and reasonable attorneys' fees (collectively,

"Damages"), arising out of, resulting from or relating to:
--------

         (1)       the breach of any representation or warranty contained in
Article IV of this Agreement or any certificate delivered by the Company
----------
pursuant hereto or thereto; and

         (2) the breach by the Company of any covenant or agreement (whether to be performed prior to or after the Closing) contained in this Agreement, the Loan Documents or any certificate delivered by the Company pursuant hereto or thereto.

     (b) From and after the Closing Date and subject to Sections 8.1 and 8.4,
                                                        ------------     ---
each Investor (a "Company Indemnitor" and collectively with the Investor
                  ------------------
Indemnitor, the "Indemnitors") shall defend, indemnify and hold harmless the
                 -----------
Company and its Affiliates and each director, officer, member, partner, employee and agent of such Persons (the "Company Indemnitees" and collectively with the
                                -------------------
Investor Indemnitees, the "Indemnitees") against any Damages arising out of,
                           -----------
resulting from or relating to the breach of such Investor's representation or warranty contained in Section 5.2.
                      -----------

     (c) The term "Damages" as used in this Article VIII is not limited to
                                            ------------
matters asserted by third parties against any Person entitled to be indemnified under this Article VIII, but includes Damages incurred or sustained by any such
           ------------
Person in the absence of third party claims, and shall take into account such Person's ownership or investment in the Company.

     Section 8.3    Non-Exclusive Remedy.  The indemnification remedies provided
                    --------------------
in this Article VIII shall not be deemed to be exclusive. Accordingly, the
        ------------
exercise by any Person of any of its rights under this Article VIII shall not be
                                                       ------------
deemed to be an election of remedies and shall not be deemed to prejudice, or to constitute or operate as a waiver of, any other right or remedy that such Person may be entitled to exercise (whether under this Agreement, under any other contract, under any law or otherwise).

     Section 8.4    Certain Limitations.  The indemnification obligations of the
                    -------------------
Investors for any breach of a representation and warranty described in Section
                                                                       -------
5.2 of this Agreement shall survive for only the period applicable to such
---
representations and warranties as set forth in Section 8.1(b) of this Agreement,
                                               --------------
and thereafter all such representations and warranties of the applicable Company Indemnitor under this Agreement shall be extinguished; provided, however, that
                                                       --------  -------
such indemnification obligation shall not be extinguished in the event of Damages incurred as a result of an action, suit or proceeding at law or in equity that was instituted or begun prior to the expiration of the applicable survival period set forth in Section 8.1(b) if noticed in writing to the
                             --------------
applicable Company Indemnitor by the applicable Indemnitee within 30 days of such Indemnitee receiving notice thereof. Subject to the proviso at the end of the immediately preceding sentence, no claim for the recovery of such Damages may be asserted by a Company Indemnitee after such period.

                                  ARTICLE IX
                                 MISCELLANEOUS

     Section 9.1    Expenses.  The Company shall pay all costs and expenses that
                    --------
it incurs with respect to the negotiation, execution, delivery and performance of this Agreement, the Stockholders Agreement and the Loan Documents. In addition, the Company shall, at or after the Closing, reimburse all reasonable expenses of the Administrative Agent incurred in connection with the consummation of the transactions contemplated by this Agreement, the Stockholders Agreement and the Loan Documents, including the payment of the reasonable fees, disbursements and expenses payable to consultants, accountants and counsel to the Administrative Agent.

     Section 9.2    No Guarantee of Indebtedness.  Neither this Agreement, nor
                    ----------------------------
anything herein contained, nor any obligation performed or to be performed pursuant hereto by the Company shall be construed or deemed to constitute, a direct or indirect guarantee by the Company to any person or entity of the payment of the interest, principal or premium of any indebtedness, liability or obligation whatsoever of the Borrower or any Subsidiary of the Borrower, including, without limitation, the Loans.

     Section 9.3    Notices.  All notices required or permitted hereunder shall
                    -------
be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt; provided, however, that notices
                                                --------  -------
and communications to the Administrative Agent shall not be effective until received by the Administrative Agent. All communications shall be sent to the parties at their respective addresses set forth, and in the manner specified, in the Credit Agreement; or, at such other address as shall be designated by any party in a written notice to the other parties hereto as provided in this
Section 9.3.
-----------

     Section 9.4    No Waiver, Remedies Cumulative.  No failure or delay on the
                    ------------------------------
part of any of the Investors or the Administrative Agent in exercising any right, power or privilege hereunder and no course of dealing between the Company, on the one hand, and any of the Investors or the Administrative Agent, on the other, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any of the Investors or the Administrative Agent would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any of the Investors or the Administrative Agent to any other or further action in any circumstances without notice or demand.

     Section 9.5    Delays or Omissions.  It is agreed that no delay or omission
                    -------------------
to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Stockholders Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Investor's part of any breach, default or noncompliance under this Agreement or the Stockholders Agreement or any waiver on such party's part of any provisions or conditions of this Agreement or the Stockholders Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or the Stockholders Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

     Section 9.6    Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same instrument.

     Section 9.7    Headings Descriptive.  The headings of the several sections
                    --------------------
of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     Section 9.8    Entire Agreement; Supersedes Prior Agreement.  This
                    --------------------------------------------
Agreement and the Exhibits and Schedules hereto, the Stockholders Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     Section 9.9    Severability.  In case any provision of this Agreement shall
                    ------------
be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 9.10   Amendment or Waiver.  Neither this Agreement nor any of the
                    -------------------
terms hereof may be amended, modified, supplemented, waived, discharged or terminated unless such amendment, modification, supplement, waiver, discharge or termination is in writing signed by the Company and the Administrative Agent (with the consent of the Investors holding more than fifty percent of the Series C Preferred Stock outstanding or, if such amendment, modification, supplement, waiver, discharge or termination is proposed to be entered into prior to Closing, with the consent of all of the Investors). Any waiver or consent shall be effective only in the specific instance or for the specific purpose for which it was given.

     Section 9.11   Governing Law and Jurisdiction.  This Agreement, and the
                    ------------------------------
rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the law of the State of New York. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States for the Southern District of New York and, by execution and delivery of this Agreement, irrevocably accepts for itself and in respect of its property, unconditionally, the jurisdiction of the aforesaid courts with respect to any such action or proceeding.

     Section 9.12   Successors and Assigns.  This Agreement shall remain in full
                    ----------------------
force and effect and shall be binding in accordance with and to the extent of its terms upon the Company and its successors and assigns, and shall inure to the benefit of the Administrative Agent and the Investors, and their respective successors and assigns, notwithstanding that from time to time during the term of the Credit Agreement there may be no obligations outstanding. The Company acknowledges and agrees that this Agreement is made for the benefit of the Administrative Agent and the Investors and that the Administrative Agent and/or the Investors may enforce all of the obligations of the Company hereunder directly against the Company. The Company may not assign any of its rights or obligations hereunder without the consent of the Administrative Agent and the Investors. The Company shall keep a complete record of any assignments permitted hereunder and shall notify the Administrative Agent and the Investors pursuant to the provisions of Section 9.3 within five (5) Business
                                            -----------
Days of any such assignment. The Administrative Agent or any Investor, as the case may be, that assigns its rights and obligations under this Agreement shall notify: (a) in the case of an assignment by the Administrative Agent, the Company and the Investors; or (b) in the case of an assignment by any Investor, the Company, the Administrative Agent and each of the other Investors, and in each case pursuant to the provisions of Section 9.3 within five (5) Business
                                        -----------
Days of any such assignment.

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this agreement to be duly executed and delivered as of the date first above written.


THE COMPANY:               PLANVISTA CORPORATION

                           By: /s/ Donald W. Schmeling
                              ------------------------------------------
                              Name:   Donald W. Schmeling
                              Title:  Chief Financial Officer


THE LENDERS:               WACHOVIA BANK, NATIONAL ASSOCIATION,
                           as a Lender, Investor and as Administrative Agent

                           By: /s/ Matthew Berk
                               -----------------------------------------
                               Name:    Matthew Berk
                               Title:   Authorized Officer


                           CREDIT LYONNAIS, NEW YORK BRANCH, as a Lender and Investor

                           By:  /s/ John Charles Van Essche
                               -----------------------------------------
                               Name:     John Charles Van Essche
                               Title:    Vice President


                           SUNTRUST BANK, as a Lender and Investor

                           By:  /s/ Samuel M. Ballesteros
                               -----------------------------------------
                               Name:     Samuel M. Ballesteros
                               Title:    Director


                           FLEET NATIONAL BANK, as a Lender and Investor

                           By:  /s/ Fred P. Lucy, II
                               -----------------------------------------
                               Name:     Fred P. Lucy, II
                               Title:    Vice President

                            SOUTHTRUST BANK, as a Lender and Investor

                            By: /s/ B. E. Dishman
                                ----------------------------------------
                                Name:     B. E. Dishman
                                Title:    Group Vice President


                            COOPERATIEVE CENTRALE RAIFFEISEN-
                            BOERENLEEBANK BA "RABOBANK
                            NEDERLAND", NEW YORK BRANCH,
                            as a Lender and Investor

                            By: /s/ John McMahon
                                ----------------------------------------
                                Name:     John McMahon
                                Title:    Vice President


                            BANK OF AMERICA, N.A. , as a Lender and Investor

                            By: /s/ Joseph M. Martens
                                ----------------------------------------
                                Name:     Joseph M. Martens
                                Title:    Senior Vice President


                            AMSOUTH BANK, as a Lender and Investor

                            By: /s/ William R. Hoog
                                ----------------------------------------
                                Name:     William R. Hoog
                                Title:    Vice President


                            HIBERNIA NATIONAL BANK, as a Lender and Investor

                            By: /s/ Tammy Angelety
                                ----------------------------------------
                                Name:     Tammy Angelety
                                Title:    Vice President

                    FIFTH THIRD BANK, CENTRAL OHIO, as a
                    Lender and Investor

                    By: /s/ Mark Ransom
                        -------------------------------------
                        Name:    Mark Ransom
                        Title:   Vice President